UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2016

Spotlight Innovation Inc.
(Exact name of registrant as specified in its charter)

Nevada	333 141060	98 0518266
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6750 Western Parkway, Suite 200 226, West Des Moines, IA	50266
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (515) 274-9087

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

☐ Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01 Change in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On January 18, 2016, Spotlight Innovation Inc. (the "Company") notified GBH CPAs, PC of its dismissal as the Company's independent registered public accounting firm effective as of that date. The decision to change independent registered public accounting firms was approved by the Company's Board of Directors.

GBH CPAs, PC's reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles other than the substantial doubt that the Company would continue as a going concern.

During the two fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through January 18, 2016, the date of GBH CPAs, PC's dismissal, there were no: (1) disagreements with GBH CPAs, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH CPAs, PC, would have caused GBH CPAs, PC to make reference in connection with its opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S K).

GBH CPAs, PC's letter to the U.S. Securities and Exchange Commission stating its agreement with the statements in these paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8 K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On January 19, 2016, the Company selected WithumSmith+Brown, PC as its new independent registered public accounting firm. The decision to engage WithumSmith+Brown, PC as the Company's independent registered public accounting firm was approved by the Company's Board of Directors. During the years ended December 31, 2015 and 2014, and through January 19, 2016, the date of the Company's decision to engage WithumSmith+Brown, PC, neither the Company nor anyone acting on its behalf consulted with WithumSmith+Brown, PC regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (2) any matter that was either the subject of a disagreement with GBH CPAs, PC on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of GBH CPAs, PC, would have caused them to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S K of the Commission's rules and regulations.

Item 8.01 Other Events.

On January 20, 2016, the Company issued a press release announcing the change of its independent registered public accounting firm. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following document is furnished as an Exhibit pursuant to Item 4.01 hereof:

Exhibit 16.1 – Letter from GBH CPAs, PC to the Securities and Exchange Commission dated January 22, 2016.

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 – Press Release dated January 20, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPOTLIGHT INNOVATION INC.

Dated: January 22, 2016	By:	/s/ Cristopher Grunewald
Cristopher Grunewald
President and Chief Executive Officer

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EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following document is filed as an Exhibit pursuant to Item 4.01 hereof:

Exhibit 16.1 – Letter from GBH CPAs, PC to the Securities and Exchange Commission dated January 22, 2016.

The following document is filed as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 – Press Release dated January 20, 2016

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